                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------


                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 August 13, 2003


                          ENCYSIVE PHARMACEUTICALS INC.
             (Exact name of registrant as specified in its charter)



       DELAWARE                        0-20117                13-3532643
------------------------       ------------------------    -------------------
(State of Incorporation)       (Commission File Number)      (IRS Employer
                                                           Identification No.)

                         6700 WEST LOOP SOUTH, 4TH FLOOR
                              BELLAIRE, TEXAS 77401
              (Address of Registrant's principal executive offices)

                                 (713) 796-8822
              (Registrant's telephone number, including area code)





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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)  Exhibits

              99.1       Press Release.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         The following statement included as Exhibit 99.1 was released to the Press on August 13, 2003 regarding the Company's financial results for the second quarter of 2003.

                            [SIGNATURE PAGE FOLLOWS]

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date August 13, 2003                  ENCYSIVE PHARMACEUTICALS INC.


                                      /s/ Stephen L. Mueller
                                      ------------------------------------------
                                      Stephen L. Mueller
                                      Vice-President, Finance and Administration
                                      Secretary and Treasurer



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                                INDEX TO EXHIBITS

     EXHIBIT NO.             DESCRIPTION
     -----------             -----------
       99.1                  Press Release